Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                        18 U.S.C.SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Galaxy Minerals, Inc. (f/k/a Golden Sand Eco-Protection, Inc.) (the "Company") on Form 10-QSB for the three month period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard N. Jobling, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.





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Richard N. Jobling
President, Chief Executive Officer and Chief Financial Officer
May 24, 2004